OFI Carlyle Private Credit Fund

Supplement dated December 21, 2018 to the Prospectus

This supplement amends the prospectus of OFI Carlyle Private Credit Fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the prospectus and retain it for future reference.

Effective February 19, 2019, the fourth sentence of the second paragraph of the section titled “Summary of Terms—Dividend Reinvestment Plan” is deleted and replaced with the following:

Such written instructions must be received by DST by the Repurchase Request Deadline or the Shareholder will receive such Distribution in Shares through the DRP.

Effective February 19, 2019, the penultimate sentence of the second paragraph of the section titled “Distributions—Dividend Reinvestment Plan” is deleted and replaced with the following:

Such written instructions must be received by DST by the Repurchase Request Deadline or the Shareholder will receive such Distribution in Shares through the DRP.

December 21, 2018	PS9920.002.1218